UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009
P.F. Chang’s China Bistro, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 888-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 22, 2009, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended March 29, 2009. Also on April 22, 2009, the Company held its First Quarter Earnings Conference Call. The press release and transcript of the First Quarter Earnings Conference Call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and, in addition to this Report on Form 8-K and pursuant to General Instruction B.2 of Form 8-K, are being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 8.01. Other Events.
On April 21, 2009, the Company issued a press release announcing a development and license agreement with M.H. Alshaya, the Middle East’s leading retailer, to develop 34 restaurants throughout the Middle East over the next 10 years. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	April 22, 2009 Press Release by P.F. Chang’s China Bistro, Inc.
99.2	Transcript of First Quarter Earnings Conference Call held April 22, 2009.
99.3	April 21, 2009 Press Release by P.F. Chang’s China Bistro, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: April 27, 2009

/s/ Mark D. Mumford
Mark D. Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	April 22, 2009 Press Release by P.F. Chang’s China Bistro, Inc.
99.2	Transcript of First Quarter Earnings Conference Call held April 22, 2009.
99.3	April 21, 2009 Press Release by P.F. Chang’s China Bistro, Inc.